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                                   EXHIBIT 24
                                POWER OF ATTORNEY

         Pursuant to Rule 13d-1(k), the undersigned hereby agree that the attached Schedule 13D (including any amendments thereto) is filed by behalf of each of them.

         Each of the undersigned hereby makes, constitutes, and appoints Richard
K. Babush and each of them acting alone, their true and lawful attorney-in-fact, with full power of substitution and resubstitution, for it in any and all capacities to execute and cause to be filed with the Securities and Exchange Commission any and all amendments to this Schedule 13D, together with exhibits to any such amendments and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or said attorney-in-fact's substitute or substitutes may do or cause to be done by virtue hereof.

                                          Roy Jones


                                                   /S/ ROY JONES
                                          -------------------------------------
                                          Name:    Roy Jones



                                          Laytona Jones


                                                   /S/ LAYTONA JONES
                                          -------------------------------------
                                          Name:    Laytona Jones



                                          Roy Jones 2004 Family Trust


                                                   /S/ ROY JONES
                                          -------------------------------------
                                          By:      Roy Jones
                                          Title:    Trustee


                                                   /S/ LAYTONA JONES
                                          -------------------------------------
                                          By:      Laytona Jones
                                          Title:     Trustee



                                          Laytona Jones 2004 Family Trust

                                                   /S/ LAYTONA JONES
                                          -------------------------------------
                                          By:      Laytona Jones
                                          Title:     Trustee


                                                   /S/ ROY JONES
                                          -------------------------------------
                                          By:      Roy Jones
                                          Title:    Trustee